Exhibit 99.2

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of June 27, 2013 and entered into by and among HEXCEL CORPORATION, a Delaware corporation (“Company”), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Company (each of such undersigned Subsidiaries being a “Subsidiary Grantor” and collectively the “Subsidiary Grantors”), and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 21 hereof (each of Company, each Subsidiary Grantor, and each Additional Grantor being a “Grantor” and collectively the “Grantors”) and RBS CITIZENS, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

RECITALS

A. Pursuant to that certain Credit Agreement dated as of the date hereof, among Company, and Hexcel Holdings Luxembourg S.à.r.l., a société à responsabilité limitée duly incorporated and validly existing under the laws of the Grand-Duchy of Luxembourg (together with Company, collectively, the “Borrowers”, and each a “Borrower”), the Administrative Agent, RBS Citizens, N.A., as Issuing Lender and as Swing Line Lender, and the lenders now or hereafter party thereto (the “Lenders”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Issuing Lender, the Swing Line Lender and the Lenders have agreed to provide the Borrowers with certain credit facilities.

B. Certain additional extensions of credit may be made from time to time for the benefit of the Grantors and certain Subsidiaries of the Grantors pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements (collectively, “Related Credit Arrangements”).

C. It is a condition precedent to the Secured Parties’ obligations to make and maintain such extensions of credit that the Grantors shall have executed and delivered this Security Agreement to the Administrative Agent.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and such Related Credit Arrangements, the parties hereto agree as follows:

SECTION 1.	GRANT OF SECURITY.

Each Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a continuing security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under all of the personal property of such Grantor, in each case whether now owned or hereafter acquired or arising and wherever located, including the following (all of which being hereinafter collectively referred to as the “Collateral”):

(a) all Accounts;

(b) all Chattel Paper (whether tangible or intangible);

(c) all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(d) all Documents;

(e) all General Intangibles, including all Intellectual Property Collateral, Payment Intangibles and Software;

(f) all Goods, including Inventory, Equipment and Fixtures;

(g) all Instruments;

(h) all Investment Property, including the Securities Collateral;

(i) all letters of credit, Letter-of-Credit Rights and other Supporting Obligations;

(j) all Records;

(k) all Commercial Tort Claims, including those set forth on Schedule 1 annexed hereto;

(l) all Securities Accounts and Commodities Accounts;

(m) all cash and cash equivalents; and

(n) all Proceeds and Accessions with respect to any of the foregoing Collateral;

provided however, that this Agreement and the Collateral shall not secure or be collateral security for any obligations that are, or would be if the Additional Grantor were a Subsidiary Guarantor, Excluded Swap Obligations.

Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC).

Notwithstanding the foregoing, the Collateral shall not include and no Grantor shall be deemed to have granted a security interest in: (i) any Equity Interest in a Foreign Subsidiary that is not a first-tier Material Foreign Subsidiary, (ii) more than 65% of the Capital Stock of any Domestic Foreign Holding Company or first-tier Foreign Corporation, (iii) any applications for trademarks or service marks filed in the United States Patent and Trademark Office pursuant to 15 U.S.C. § 1051 Section 1(b) unless and until evidence of use of the mark in interstate commerce is submitted to and accepted by the United States Patent and Trademark Office pursuant to 15 U.S.C. §1051 Section 1(c) or Section 1(d), at which point such trademark or service mark application shall be considered automatically included in the Collateral (and in the Intellectual Property Collateral), or (iv) any of such Grantor’s rights or interests in or under, any Restricted Patent or any lease, license, contract, permit, Instrument, Security, agreement or franchise to which such Grantor is a party or any of its rights or interests thereunder if and for so long as, and to the extent that, the grant of such security interest would constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, such lease, license, contract, permit, Instrument, Security, agreement or franchise (including, without limitation, relating to any of the Restricted Patents) (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or under any other applicable law (including the Bankruptcy Code) or principles of equity); provided however, that, with respect to the foregoing clause (iv), the security interest shall attach immediately (and such Restricted Patent shall constitute Collateral and Intellectual Property Collateral hereunder) at such time as the condition causing such abandonment, invalidation, or unenforceability shall be remedied or shall cease to exist and, to the extent severable, shall attach immediately to any portion of any such lease, license, contract, permit, Instrument, Security, agreement or franchise that does not result in any of the consequences set forth in subsection (A) or (B) above.

SECTION 2.	Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor and certain Subsidiaries of the Grantors. “Secured Obligations” means:

(a) as to each Borrower, all of the Obligations, including, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) (i) under the Credit Agreement, the Notes and each of the other Loan Documents (including this Agreement) to which it is now or hereafter becomes a party, and (ii) any Related Credit Arrangement to which any Loan Party is now or hereafter becomes a party; and

(b) as to each Subsidiary Grantor, Additional Grantor and applicable Subsidiary of a Grantor, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) (i) under the Subsidiary Guaranty and each of the other Loan Documents (including this Agreement) to which it is now or hereafter becomes a party and (ii) any Related Credit Arrangement to which it is now or hereafter becomes a party;

in each case together with all extensions or renewals thereof, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, payments for early termination of Secured Hedge Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any Secured Party as a preference, fraudulent transfer or otherwise, and all obligations of every nature of the Grantors now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to Company or any other Grantor, would have accrued on any such obligations, whether or not a claim is allowed against Company or such Grantor for such amounts in the related bankruptcy proceeding).

In the event that all or any portion of the Secured Obligations is paid by either Borrower, the obligations of each Grantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from any Secured Party as a preference, fraudulent transfer or otherwise.

SECTION 3.	Grantors Remain Liable.

Anything contained herein to the contrary notwithstanding, (a) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts, licenses and agreements included in the Collateral, and (b) the Administrative Agent shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of or arising out of this Agreement, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4.	Representations and Warranties.

Each Grantor represents and warrants as follows:

(a) Ownership of Collateral. Except as expressly permitted by the Credit Agreement, such Grantor owns its interests in the Collateral free and clear of any Lien and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including any IP Filing Office.

(b) Perfection. The security interests in the Collateral granted to the Administrative Agent for the ratable benefit of Secured Parties constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as “debtor”, naming the Administrative Agent as “secured party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto, (ii) in the case of the Securities Collateral consisting of certificated Securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated Securities and delivery of such Instruments to the Administrative Agent (and in the case of Securities Collateral issued by a foreign issuer, any actions required under foreign law to perfect a security interest in such Securities Collateral), in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the recordation of a Grant with the applicable IP Filing Office (and the taking of any actions required to perfect or make effective the security interest of the Administrative Agent in Intellectual Property Collateral created under the laws of jurisdictions outside the United States and the making of subsequent recordations in the IP Filing Offices with respect to Intellectual Property Collateral acquired after the date hereof and with respect to the Restricted Patents, if and when such Patents are no longer Restricted Patents), (iv) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, and (v), in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity Account, the execution and delivery to the Administrative Agent of an agreement providing for control by the Administrative Agent thereof, the security interests in the Collateral (other than Collateral subject to the Mortgages or receivables subject to the Federal Assignment of Claims Act) granted to the Administrative Agent for the ratable benefit of the Secured Parties will constitute perfected security interests therein prior to all other Liens (except for Permitted Encumbrances and Liens permitted by subsection 7.2A of the Credit Agreement), and, subject to the filings and other actions set forth in subsection (iii) above, all filings and other actions necessary to perfect such security interests have been duly made or taken. Notwithstanding anything herein or in any other Loan Document to the contrary, such Grantor shall not have any obligation to file any security agreements or notices thereof with respect to, or to perfect any security interest of the Administrative Agent in, any Intellectual Property Collateral in any jurisdiction other than the United States of America.

(c) Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory. Such Grantor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, principal place of business, chief executive office, office where such Grantor keeps its Records regarding the Accounts, Intellectual Property and originals of Chattel Paper, and organization number provided by the applicable Government Authority of the jurisdiction of organization are set forth on Schedule 3 annexed hereto. All of the Equipment and Inventory of such Grantor located in the United States is located at the places set forth on Schedule 4 annexed hereto, except for (x) Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations set forth on Schedule 4 annexed hereto, or (iii) to customers of a Grantor or (y) Equipment and Inventory located elsewhere which has an aggregate value at any one time not in excess of $2,000,000.

(d) Names. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the five year period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed on the signature pages hereof, except the names set forth on Schedule 5 annexed hereto.

(e) Delivery of Certain Collateral. All certificates or Instruments (excluding checks) evidencing, comprising or representing the Collateral and required to be delivered to the Administrative Agent pursuant to the terms hereof, the Credit Agreement or any other Collateral Document have been delivered to the Administrative Agent duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

(f) Securities Collateral. Schedule 6 annexed hereto sets forth all of the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof; and Schedule 7 annexed hereto sets forth all of the Pledged Debt owned by such Grantor.

(g) Intellectual Property Collateral. A true and complete list of all U.S. Trademark Registrations and applications for any U.S. Trademark owned by such Grantor, in whole or in part, is set forth on Schedule 8 annexed hereto; a true and complete list of all U.S. Patents owned by such Grantor, in whole or in part, is set forth on Schedule 9 annexed hereto; a true and complete list of all U.S. Copyright Registrations and applications for U.S. Copyright Registrations owned by such Grantor, in whole or in part, is set forth on Schedule 10 annexed hereto; and to the knowledge of such Grantor, no claim has been asserted and is pending by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable.

(h) Deposit Accounts, Securities Accounts, Commodity Accounts. Schedule 11 to the Disclosure Letter lists all Deposit Accounts, Securities Accounts and Commodity Accounts owned by each Grantor, and indicates the institution or intermediary at which the account is held and the account number.

(i) Chattel Paper. Such Grantor has no interest in any item of Chattel Paper having a face value in excess of $500,000, except as set forth in Schedule 12 annexed hereto.

(j) Letter-of-Credit Rights. Such Grantor has no interest in any Letter-of-Credit Rights having a face value in excess of $1,000,000 in any case, except as set forth on Schedule 13 annexed hereto.

The representations and warranties as to the information set forth in Schedules referred to herein are made as to each Grantor (other than Additional Grantors) as of the date hereof and as to each Additional Grantor as of the date of the applicable Counterpart, except that, in the case of a Pledge Supplement, IP Supplement or notice delivered pursuant to Section 5(d) hereof, such representations and warranties are made as of the date of such supplement or notice.

SECTION 5.	Further Assurances.

(a) Generally. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request, in order to perfect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) upon the occurrence and during the continuation of a Potential Event of Default or an Event of Default, notify the Administrative Agent in writing of receipt by such Grantor of any interest in Chattel Paper having in any individual case a face value in excess of $500,000 and, at the request of the Administrative Agent, mark conspicuously each item of Chattel Paper and each of its records pertaining to the Collateral, with a legend, in form and substance reasonably satisfactory to the Administrative Agent, indicating that such Collateral is subject to the security interest granted hereby, (ii) deliver to the Administrative Agent all promissory notes and other Instruments having in any individual case a face value in excess of $500,000 and all original counterparts of Chattel Paper having in any individual case a face value in excess of $500,000, each duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent, (iii) (A) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) execute and deliver, and cause to be executed and delivered, agreements establishing that the Administrative Agent has control of Deposit Accounts and Securities Accounts of such Grantor (to the extent required to comply with subsection 6.10 of the Credit Agreement), and

(C) upon the occurrence and during the continuation of a Potential Event of Default or an Event of Default, deliver such documents, instruments, notices, records and consents, and take such other actions, in each case reasonably requested by the Administrative Agent, necessary to establish that the Administrative Agent has control over electronic Chattel Paper and Letter-of-Credit Rights of such Grantor having in any individual case a face value in excess of $500,000 with respect to Chattel Paper and $1,000,000 with respect to Letter-of-Credit Rights, (iv) furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, in each case as the Administrative Agent may reasonably request, all in reasonable detail, and (v) at the Administrative Agent’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Administrative Agent’s security interest in all or any material part of the Collateral. Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, naming such Grantor as debtor relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets of the debtor” or “all personal property of the debtor”, in each case “whether now owned or hereafter acquired” or words of similar import or meaning) without the signature of any Grantor.

(b) Securities Collateral. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that (i) all certificates or Instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Administrative Agent and (ii) it will, within thirty (30) days after the end of each calendar quarter, deliver to the Administrative Agent a Pledge Supplement, duly executed by such Grantor, in respect of any additional Equity Interests or Indebtedness constituting Securities Collateral that were acquired during such calendar quarter; provided, that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Securities Collateral shall not impair the security interest of the Administrative Agent therein or otherwise adversely affect the rights and remedies of the Administrative Agent hereunder with respect thereto. Upon each such acquisition, the representations and warranties contained in Section 4(f) hereof shall be deemed to have been made by such Grantor as to such Securities Collateral, whether or not such Pledge Supplement is delivered.

(c) Intellectual Property Collateral. Within thirty (30) days after the end of each calendar quarter, each Grantor shall notify the Administrative Agent in writing of any applications or registrations for Patents, Trademarks or Copyrights filed by or on behalf of such Grantor in or issued by the United States Patent and Trademark Office or the United States Copyright Office, respectively, since the last notification to the Administrative Agent, and each Grantor owning such application or registration of Intellectual Property Collateral shall execute and deliver to the Administrative Agent an IP Supplement with respect thereto for recordation in the applicable IP Filing Office; provided, the failure of any Grantor to execute an IP Supplement for recordation with respect to any additional Intellectual Property Collateral shall not impair the security interest of the Administrative Agent therein or otherwise adversely affect the rights and remedies of the Administrative Agent hereunder with respect thereto. Upon delivery to the Administrative Agent of an IP Supplement, Schedules 8, 9 and 10 annexed hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include a reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral set forth on Schedule A to such IP Supplement. On the date of delivery of such IP Supplement, the representations and warranties contained in Section 4(g) hereof shall be deemed to have been made by such Grantor as to such Intellectual Property Collateral, whether or not such IP Supplement is delivered, subject to any exceptions made in the related IP Supplement actually delivered.

(d) Commercial Tort Claims. Grantors have no Commercial Tort Claims as of the date hereof, except as set forth on Schedule 1 annexed hereto. In the event that a Grantor shall at any time after the date hereof have any material Commercial Tort Claims, such Grantor shall promptly notify the Administrative Agent thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim and (ii) constitute an amendment to this Agreement by which such Commercial Tort Claim shall constitute part of the Collateral.

SECTION 6.	Certain Covenants of Grantors.

Each Grantor shall give the Administrative Agent at least 20 days’ prior written notice of (i) any change in such Grantor’s name, type of organization, principal place of business or chief executive office or organizational number and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor.

SECTION 7.	Special Covenants With Respect to Equipment and Inventory.

Each Grantor shall:

(a) upon the occurrence and during the continuation of an Event of Default, if any Inventory located in the United States is in possession or control of any of such Grantor’s agents or processors and the aggregate book value of all such Inventory exceeds $1,000,000, instruct such agent or processor to hold all such Inventory for the account of the Administrative Agent and subject to the instructions of the Administrative Agent; and

(b) if any Inventory located in the United States is located on premises leased by such Grantor and the Inventory at such location has an aggregate book value in excess of $1,000,000, use its commercially reasonable efforts to deliver to the Administrative Agent a fully executed landlord waiver or access agreement, in form and substance reasonably satisfactory to the Administrative Agent; and

(c) upon the occurrence and during the continuation of an Event of Default, deliver to the Administrative Agent any negotiable Document issued to such Grantor in respect of Inventory or Equipment located in the United States.

SECTION 8.	Special Covenants with respect to Accounts.

(a) Each Grantor shall maintain Records of its Accounts and all documentation relating thereto in accordance with sound business practices.

(b) Each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at the Administrative Agent’s direction, shall take) such action as such Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that the Administrative Agent shall have the right, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Administrative Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Administrative Agent, (iii) enforce collection of any such Accounts at the expense of Grantors, and (iv) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence, (A) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (B) such Grantor shall not, without the written consent of the Administrative Agent, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 9.	Special Covenants With Respect to the Securities Collateral.

(a) Form of Securities Collateral. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations. If any Securities Collateral is not a Security pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Securities Collateral into a Security without causing the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it shall promptly deliver to the Administrative Agent as provided in this Section 9(a).

(b) Covenants. Each Grantor shall (i) upon the occurrence and during the continuance of an Event of Default, promptly deliver to the Administrative Agent all written notices received by it with respect to the Securities Collateral; (ii) at its expense (A) perform and comply in all material respects with all terms and provisions of any material agreement related to the Securities Collateral required to be performed or complied with by it, (B) maintain all such material agreements in full force and effect and (C) enforce all such material agreements in accordance with their terms except to the extent that the failure to do so could not reasonably be expected to adversely affect the Administrative Agent’s right in or the value of such Securities Collateral taken as a whole or in connection with a transaction otherwise permitted under the Credit Agreement; and (iii) promptly execute and deliver to the Administrative Agent an agreement providing for control by the Administrative Agent of all Deposit Accounts and Securities Accounts of such Grantor, in each case to the extent required to comply with subsection 6.10 of the Credit Agreement.

(c) Voting and Distributions. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement; and (ii) each Grantor shall be entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral.

Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from the Administrative Agent to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights, (y) except as otherwise specified in the Credit Agreement, all rights of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal and interest payments, and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (y) above shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall forthwith be paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsements).

In order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which such Grantor would be entitled (including giving or withholding written consents, calling special meetings and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations (other than Unasserted Obligations), the cure of such Event of Default or the waiver thereof as evidenced by a writing executed by the Administrative Agent.

SECTION 10.	Special Covenants With Respect to the Intellectual Property Collateral.

(a) Each Grantor shall:

(i) take commercially reasonable steps to protect the secrecy of all material trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

(ii) to the extent consistent with its reasonable business judgment, use proper statutory notice in connection with its use of any of the material Intellectual Property Collateral to prevent loss of legal protection for such Intellectual Property Collateral; and

(iii) use a commercially appropriate standard of quality (which may be consistent with such Grantor’s past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks.

(b) Each Grantor shall have the duty to diligently prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application for registration relating to any of the Intellectual Property Collateral owned by such Grantor and set forth on Schedules 8, 9 or 10 annexed hereto, as applicable, that is pending as of the date of this Agreement, (ii) any application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral (except for inventions of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek a Patent on), and (iii) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all other acts which are necessary or desirable in Grantor’s reasonable commercial judgment to preserve and maintain all rights in all Intellectual Property Collateral that is material to such Grantor’s business. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give the Administrative Agent prior written notice of any abandonment of any Intellectual Property Collateral that is material to such Grantor’s business.

(c) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other violation, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Each Grantor shall promptly, following its becoming aware thereof, notify the Administrative Agent of the institution of, or of any adverse determination in, any proceeding (whether in an IP Filing Office or any federal, state, local or foreign court) regarding such Grantor’s ownership, right to use, or interest in any material Intellectual Property Collateral (other than routine “office actions” in connection with the prosecution of applications). Each Grantor shall provide to the Administrative Agent any information with respect thereto requested by the Administrative Agent.

(d) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuance of an Event of Default, hereby grants to the Administrative Agent the nonexclusive right and license to use all Intellectual Property Collateral owned (except to the extent Grantor has granted a third party an exclusive right or license as permitted by the Credit Agreement prior to any Event of Default) or, to the extent that Grantor is lawfully able to grant such license, used by such Grantor, all to the extent necessary to enable the Administrative Agent to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral, such license, with respect to the Trademarks, being subject to the user’s agreement to maintain standards of quality in connection with the goods and services sold under such Trademarks sufficient to maintain the validity of such Trademarks and such Grantor’s right to monitor compliance with such standards. This right shall inure to the benefit of all successors, assigns and transferees of the Administrative Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, but subject to the payment of third party royalties, if any, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 11.	Collateral Account.

(a) The Administrative Agent is hereby authorized to establish and maintain as a blocked account under the sole dominion and control of the Administrative Agent, a restricted Deposit Account designated as “Hexcel Corporation Collateral Account”. All amounts at any time held in the Collateral Account shall be beneficially owned by Grantors but shall be held in the name of the Administrative Agent hereunder, for the benefit of the Secured Parties, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein or in the Credit Agreement, otherwise receive any funds deposited into the Collateral Account. Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or Government Authority, as may now or hereafter be in effect. All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of the Administrative Agent. Each Grantor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to the Administrative Agent by telefacsimile of the date, amount and method of delivery of such deposit. Cash held by the Administrative Agent in the Collateral Account shall not be invested by the Administrative Agent but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement or in the Credit Agreement. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard rate paid by the Administrative Agent to its customers for deposits of like amounts and terms. Subject to the Administrative Agent’s rights hereunder, any interest earned on deposits of cash in the Collateral Account shall be deposited directly in, and held in, the Collateral Account.

(b) In the event that either Borrower is required to cash collateralize any Letter of Credit or Letters of Credit pursuant to the Credit Agreement, other than pursuant to Section 8 of the Credit Agreement, in which case the provisions of Section 15(c) of this Agreement shall apply, subject to the provisions of the Credit Agreement, such cash collateral shall be retained by the Administrative Agent until such time as such Letter of Credit or Letters of Credit shall have expired or been surrendered and any drawings under such Letter of Credit or Letters of Credit paid in full, whether by reason of application of funds in the Collateral Account or otherwise. The Administrative Agent is authorized to apply any amount in the Collateral Account to pay any drawing on a Letter of Credit. Subject to the provisions of Section 15(c) of this Agreement and the Credit Agreement, if any such cash collateral is no longer required to be retained in the Collateral Account, it shall be paid by the Administrative Agent to the Borrowers or at Company’s direction.

SECTION 12.	Administrative Agent Appointed Attorney-in-Fact.

Each Grantor hereby irrevocably appoints the Administrative Agent, for the benefit of the Secured Parties, as such Grantor’s attorney-in-fact (such appointment being coupled with an interest), with full authority in the place and stead of such Grantor and in the name of such Grantor, the Administrative Agent or otherwise, from time to time upon the occurrence and during the continuation of an Event of Default in the Administrative Agent’s reasonable discretion to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to obtain and adjust insurance required to be maintained by such Grantor or paid to the Administrative Agent pursuant to the Credit Agreement;

(b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of the Administrative Agent with respect to any of the Collateral;

(e) to pay or discharge Taxes or Liens (other than Taxes not required to be discharged pursuant to the Credit Agreement and Liens permitted under this Agreement or the Credit Agreement, including, in each case, pursuant to subsection 6.3A of the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become obligations of such Grantor to the Administrative Agent, due and payable immediately without demand;

(f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

(g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and Grantors’ expense, at any time or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 13.	Administrative Agent May Perform.

If any Grantor fails to perform any agreement contained herein and such failure is not remedied to the satisfaction of the Administrative Agent within 15 days after being notified thereof, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by Grantors under Section 18(b).

SECTION 14.	Standard of Care.

The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.

SECTION 15.	Remedies.

(a) Generally. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, subject to Section 20 hereof, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, (ii) to the extent permitted by applicable law, enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Administrative Agent deems appropriate, (iv) to the extent permitted by applicable law, take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with the Administrative Agent or any Secured Party and provide instructions directing the disposition of funds in Deposit Accounts not maintained with the Administrative Agent or any Secured Party and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of the Administrative Agent or any of its nominees any or all of the Securities Collateral. The Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any such sale and the Administrative Agent, as agent for and representative of the Secured Parties (but not any other Secured Party in its individual capacity unless Requisite Obligees shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by the Administrative Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 15 will cause irreparable injury to the Administrative Agent, that the Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 15 shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that (i) no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities, or (ii) that the Secured Obligations (other than Unasserted Obligations) have been paid in full.

(b) Securities Collateral. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that the Administrative Agent shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Administrative Agent determines to exercise its right to sell any or all of the Securities Collateral during the continuance of an Event of Default, upon written request, each Grantor shall and shall cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the amount of Securities Collateral which may be sold by the Administrative Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(c) Collateral Account. If an Event of Default has occurred and is continuing, any amounts on deposit in the Collateral Account, except for funds then on deposit or thereafter deposited in the Collateral Account for the purposes described in the next sentence, shall be held by the Administrative Agent and applied as Obligations become due or, if applicable, pursuant to subsection 2.4D of the Credit Agreement. If, in accordance with Section 8 of the Credit Agreement, the Borrowers are required to pay to the Administrative Agent an amount (the “Aggregate Available Amount”) equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement, the Borrowers shall deliver funds in such an amount for deposit in the Collateral Account. With respect to any such funds on deposit in the Collateral Account, (i) upon any drawing under any outstanding Letter of Credit, the Administrative Agent shall apply any amount in the Collateral Account to reimburse the Issuing Lender for the amount of such drawing and (ii) in the event of cancellation or expiration of any Letter of Credit, or in the event of any reduction in the maximum available amount under any Letter of Credit, the Administrative Agent shall apply the amount then on deposit in the Collateral Account in excess of the Aggregate Available Amount (calculated giving effect to such cancellation, expiration or reduction) as provided in Section 17.

SECTION 16.	Additional Remedies for Intellectual Property Collateral.

(a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) the Administrative Agent shall have the right (but not the obligation) to bring suit, in the name of any Grantor, the Administrative Agent or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all documents required by the Administrative Agent in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify the Administrative Agent as provided in subsections 10.2 and 10.3 of the Credit Agreement and Section 18 hereof, as applicable, in connection with the exercise of its rights under this Section 16, and, to the extent that the Administrative Agent shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section 16, each Grantor agrees to use commercially reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in commencing or maintaining any action, suit or proceeding or other action against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from the Administrative Agent, each Grantor shall execute and deliver to the Administrative Agent an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; and (iii) within five Business Days after written notice from the Administrative Agent, each Grantor shall make available to the Administrative Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ as the Administrative Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, such persons to be available to perform their prior functions on the Administrative Agent’s behalf and to be compensated by the Administrative Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to the Administrative Agent of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Administrative Agent shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Administrative Agent as aforesaid, subject to any disposition thereof that may have been made by the Administrative Agent; provided, after giving effect to such reassignment, the Administrative Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Administrative Agent granted hereunder, shall continue to be in full force and effect.

SECTION 17.	Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, all proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

SECTION 18.	Indemnity and Expenses.

(a) Grantors jointly and severally agree to indemnify the Administrative Agent and each other Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from the Administrative Agent’s or such Secured Party’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, in accordance with subsection 10.3 of the Credit Agreement, the terms of which are incorporated herein, mutatis mutandis.

(b) Grantors jointly and severally agree to pay to the Administrative Agent upon demand the amount of any and all costs and expenses incurred hereunder in accordance with subsection 10.2 of the Credit Agreement.

(c) The obligations of Grantors in this Section 18 shall (i) survive the termination of this Agreement and the discharge of Grantors’ other obligations under this Agreement, the Credit Agreement and the other Loan Documents and (ii), as to any Grantor that is a party to a Subsidiary Guaranty, be subject to the provisions of Section 1(b) thereof.

SECTION 19.	Continuing Security Interest; Transfer of Loans; Termination and Release.

(a) Subject to the provisions of subsection 10.1 of the Credit Agreement, any Secured Party may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise, subject however, to the provisions of the Credit Agreement, including Section 9 thereof (concerning the Administrative Agent). All references to the Secured Parties shall include any successor thereof or permitted assignee.

(b) Subject to reinstatement pursuant to Section 2 hereof, this Agreement, each Grantor’s obligations hereunder (excluding such Grantor’s obligations relating to Unasserted Obligations that expressly survive such termination) and the pledge and security interest granted hereby shall immediately and automatically terminate on the Facility Termination Date and all rights to the Collateral shall revert to the applicable Grantor, in each case, without any further action by the Administrative Agent or any other Person.

(c) While the Credit Agreement is in effect, upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents, the pledge and security interest granted hereby in such Collateral shall immediately and automatically terminate, and all rights to such Collateral shall revert to the applicable Grantor, in each case without any further action by the Administrative Agent or any other Person (including, without limitation, any other Secured Party).

(d) While the Credit Agreement is in effect, if (A) all or a majority of the stock of a Grantor or any of its successors in interest under this Agreement shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms of the Loan Documents, or (B) a Grantor shall liquidate or dissolve in accordance with the terms of the Loan Documents, then, in each case, the obligations of such Grantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by the Administrative Agent or any other Person (including any other Secured Party) effective as of the time of such sale, merger, liquidation or dissolution.

(e) Upon any termination of this Agreement or the security interest with respect to any Collateral hereunder or any discharge and release of a Grantor’s obligations hereunder, in each case as described in subsections (b), (c) and (d) of this Section 19, the Administrative Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents and take such other actions as such Grantor shall reasonably request to evidence such termination, discharge or release.

SECTION 20.	Administrative Agent as Agent.

(a) The Administrative Agent has been appointed to act as the Administrative Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the Cash Management Banks and Hedge Counterparties. The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that the Administrative Agent shall exercise, or refrain from exercising, any remedies provided for in Section 15 hereof in accordance with the instructions of Requisite Obligees. In furtherance of the foregoing provisions of this Section 20(a), each Cash Management Bank and each Hedge Counterparty, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Cash Management Bank or Hedge Counterparty that all rights and remedies hereunder may be exercised solely by the Administrative Agent for the benefit of the Secured Parties in accordance with the terms of this Section 20(a).

(b) The Administrative Agent shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as the Administrative Agent under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor the Administrative Agent under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring the Administrative Agent under this Agreement, and the retiring Administrative Agent under this Agreement shall promptly (i) transfer to such successor Administrative Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under this Agreement, and (ii) execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests created hereunder, whereupon such retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent hereunder.

(c) No Secured Party (other than the Administrative Agent) that obtains the benefit of this Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder (including the release, impairment or modification of any Secured Obligations or security therefor) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, the Secured Obligations arising under any Related Credit Arrangement to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Counterparty, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Section 9 of the Credit Agreement.

SECTION 21.	Additional Grantors.

The initial Grantors hereunder shall be Company and such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company may become Additional Grantors, by executing a Counterpart. Upon delivery of any such Counterpart to the Administrative Agent, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Administrative Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 22.	Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 21 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 23.	Notices.

Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile in complete and legible form, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to the Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or, in the case of each Grantor, as set forth under such Grantor’s name on the signature page hereof or on Schedule A hereto, as applicable, or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 24.	Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of the Administrative Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 25.	Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 26.	Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 27.	Governing Law; Rules of Construction.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 28.	Consent to Jurisdiction and Service of Process.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR OR ANY SECURED PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR

ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT (OR ACCEPTING THE BENEFITS HEREOF), EACH OF ADMINISTRATIVE AGENT AND EACH GRANTOR, EACH FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 23 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER IT IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT ANY GRANTOR OR THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR OR THE ADMINISTRATIVE AGENT IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 28 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 29.	Waiver of Jury Trial.

EACH OF THE ADMINISTRATIVE AGENT AND EACH GRANTOR HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE ADMINISTRATIVE AGENT AND EACH GRANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR SUCH GRANTOR AND THE ADMINISTRATIVE AGENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SUCH GRANTOR AND THE ADMINISTRATIVE AGENT HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE ADMINISTRATIVE AGENT AND EACH GRANTOR FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 29 AND

EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 30.	Counterparts.

This Agreement and any amendments, waivers, consent or supplements hereto or in connection herewith may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered, including by facsimile, shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 31.	Definitions.

(a) Each capitalized term utilized in this Agreement that is not defined in the Credit Agreement or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

(b) In addition, the following terms used in this Agreement shall have the following meanings:

“Additional Grantor” means a Subsidiary of Company that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

“Aggregate Available Amount” has the meaning set forth in Section 15(c) hereof.

“Collateral” has the meaning set forth in Section 1 hereof.

“Collateral Account” means the “Hexcel Corporation Collateral Account” established pursuant to Section 11.

“Copyright Registrations” means all copyright registrations issued to any Grantor and applications for copyright registration that have been or may hereafter be issued to or applied for thereon by any Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the United States registrations set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Copyright Rights” means all common law and other rights of any Grantor in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright and the right (but not the obligation) to sue for past, present and future infringements of the Copyrights and any such rights.

“Copyrights” means copyrights of any Grantor in various published and unpublished works of authorship including, without limitation and, to the extent copyrightable, computer programs, computer data bases, other computer software layouts, drawings, designs, writings, and formulas (including, without limitation, the United States registered works and applications for registration set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Counterpart” means a counterpart to this Agreement substantially in the form of Exhibit VI hereto entered into by a Subsidiary of Company pursuant to Section 21 hereof.

“Credit Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Equity Interests” means all shares of stock, partnership interests, interests in Joint Ventures, limited liability company interests and all other equity interests in a Person, whether such stock or interests are classified as Investment Property or General Intangibles under the UCC.

“Grant” means a Grant of Trademark Security Interest, substantially in the form of Exhibit I annexed hereto, and a Grant of Patent Security Interest, substantially in the form of Exhibit II annexed hereto, and a Grant of Copyright Security Interest, substantially in the form of Exhibit III annexed hereto.

“Intellectual Property Collateral” means, with respect to any Grantor all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all:

(a) Copyrights, Copyright Registrations and Copyright Rights, and all renewals and extensions thereof, throughout the world;

(b) Patents;

(c) Trademarks, Trademark Registrations, the Trademark Rights and goodwill of such Grantor’s business connected with and symbolized by the Trademarks;

(d) all trade secrets, trade secret rights, including, but not limited to, trade secrets in know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information; and

(e) all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits).

“IP Supplement” means an IP Supplement, substantially in the form of Exhibit V annexed hereto.

“Patents” means all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by a Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the United States patents and United States patent applications set forth on Schedule 9 annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

“Pledged Debt” means the Indebtedness from time to time owed to a Grantor, including the Indebtedness set forth on Schedule 7 annexed hereto and issued by the obligors named therein, the Instruments and certificates evidencing such Indebtedness and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor; provided that Indebtedness owing to a Grantor by a Person that is not a Grantor and which has a stated principal amount of less than $1,000,000 shall not constitute Pledged Debt hereunder.

“Pledged Equity” means all Equity Interests issued by Material Subsidiaries of Company now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 6 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor; provided that Equity Interests described in clauses (i) and (ii) of the final paragraph of Section 1 hereof shall not constitute Pledged Equity.

“Pledge Supplement” means a Pledge Supplement, in substantially the form of Exhibit IV annexed hereto, in respect of the additional Pledged Equity or Pledged Debt pledged pursuant to this Agreement.

“Requisite Obligees” means either (i) Requisite Lenders, or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents (other than Unasserted Obligations), the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the holders of a majority of the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under Related Credit Arrangements (including Related Credit Arrangements that have been terminated).

“Restricted Patents” means the Patents set forth on Schedule 14 annexed hereto.

“Secured Obligations” has the meaning set forth in Section 2 hereof.

“Securities Collateral” means, with respect to any Grantor, the Pledged Equity and the Pledged Debt in which such Grantor has an interest.

“Security” has the meaning set forth in the UCC.

“Trademark Registrations” means all registrations for Trademarks that have been or may hereafter be issued or applied for by any Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the United States registrations and United States applications set forth on Schedule 8 annexed hereto).

“Trademark Rights” means all common law and other rights of any Grantor (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries.

“Trademarks” means all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by a Grantor, or hereafter adopted and used, in its business (including, without limitation, the United States trademarks specifically set forth on Schedule 8 annexed hereto).

“UCC” means the Uniform Commercial Code, as it exists on the date of this Agreement or as in effect from time to time, in the State of New York.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:

HEXCEL CORPORATION

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	Senior Vice President and Chief Financial
Officer

Notice Address:

Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901

HEXCEL REINFORCEMENTS HOLDING CORP.

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	President and Treasurer

HEXCEL REINFORCEMENTS CORP.

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	President

Notice Address:

c/o Hexcel Corporation
Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901

Security Agreement

Signature Page

ADMINISTRATIVE AGENT:

RBS CITIZENS, N.A.

By:	/s/ Patrick A. Keffer
	Name:	Patrick A. Keffer
	Title:	Senior Vice President

Security Agreement

Signature Page

SCHEDULE A

TO

SECURITY AGREEMENT

Name	Notice Address

SCHEDULE A

TO

SECURITY AGREEMENT

Name	Notice Address
Hexcel Reinforcements Holding Corp.	c/o Hexcel Corporation
Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901
	Attention:	Wayne C. Pensky
	Telephone:	(203) 352-6839
	Telecopier:	(203) 358-3973
Electronic Mail: Wayne.Pensky@hexcel.com

With a copy to:

c/o Hexcel Corporation
Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901
	Attention:	Ira J. Krakower
	Telephone:	(203) 352-6841
	Telecopier:	(203) 358-3972
Electronic Mail: Ira.Krakower@hexcel.com

Hexcel Reinforcements Corp.	c/o Hexcel Corporation
Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901
	Attention:	Wayne C. Pensky
	Telephone:	(203) 352-6839
	Telecopier:	(203) 358-3973
Electronic Mail: Wayne.Pensky@hexcel.com

With a copy to:

c/o Hexcel Corporation
Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901
	Attention:	Ira J. Krakower
	Telephone:	(203)352-6841
	Telecopier:	(203)358-3972
Electronic Mail: Ira.Krakower@hexcel.com

SCHEDULE 1

TO

SECURITY AGREEMENT

Commercial Tort Claims

NONE.

SCHEDULE 2

TO

SECURITY AGREEMENT

Filing Offices

Grantor	Secured Party	Description of Collateral	Filing Office
Hexcel Corporation	RBS Citizens, N.A., as Administrative Agent	All personal property of Debtor now owned or hereafter acquired.	DE SOS
Hexcel Reinforcements Corp.	RBS Citizens, N.A., as Administrative Agent	All personal property of Debtor now owned or hereafter acquired.	DE SOS
Hexcel Reinforcements Holding Corp.	RBS Citizens, N.A., as Administrative Agent	All personal property of Debtor now owned or hereafter acquired.	DE SOS

SCHEDULE 3

TO

SECURITY AGREEMENT

Office Locations, Type and Jurisdiction of Organization

Name of Grantor	Type of Organization	Office Location	Location of IP Records	Jurisdiction of Organization	Organization Number	Tax ID Number
Hexcel Corporation	Corporation	Two Stamford Plaza 281 Tresser Blvd. Stamford, CT 06901	11711 Dublin Blvd. Dublin, CA 94568	Delaware	2003924	94-1109521
Hexcel Reinforcements Holding Corp.	Corporation	Two Stamford Plaza 281 Tresser Blvd. Stamford, CT 06901	11711 Dublin Blvd. Dublin, CA 94568	Delaware	2935183	51-0383398
Hexcel Reinforcements Corp.	Corporation	Two Stamford Plaza 281 Tresser Blvd. Stamford, CT 06901	11711 Dublin Blvd. Dublin, CA 94568	Delaware	2935357	57-1071290

SCHEDULE 4

TO

SECURITY AGREEMENT

Locations of Equipment and Inventory

Name of Grantor	Locations of Equipment and Inventory
Hexcel Corporation

Two Stamford Plaza

281 Tresser Blvd.

Stamford, Connecticut

15062 Steele Road

Burlington, Washington

1214 W. Gila Bend Highway

Casa Grande, Arizona

3300 Mallard Fox Drive

Decatur, Alabama

11711 Dublin Blvd.

Dublin, California

19819 84th Ave. South

Kent, Washington

6700 West 5400 South

Salt Lake City, Utah

900 Main Street South

Southbury, Connecticut

31815 Great Western Drive

Windsor, Colorado

1501 Opus Place

Downers Grove, Illinois

302 North El Camino Real, Suite 212A

San Clemente, CA 92672

Sterling Office Center

5751 Kroger Drive, Suite 293

Keller, TX 76244

373 E. Main St., Unit 8

Harbor Springs, MI 49740

Building A

NW Corporate Park-Kent

19801 85th Ave South

Kent, WA 98031

Engman Enterprises,, LLC

7311 E. US Hwy 34

Loveland, CO 80537

Enlinx Inc.

2620 Decker Laker Blvd., Suite 500

Salt Lake City, UT 84119

Web Industries

410 Horizon Drive

Suwanee, GA 30024

Far Research

2210 Wilhelmina Court, NE

Palm Bay FL 32905

ICO Polymers

Route 173 – 2 Vliet Fram Road

Asbury NJ 08802

Hexcel Reinforcements Holding Corp.	NONE

Hexcel Reinforcements Corp.	1913 N. King Street Seguin, Texas TenCate Advanced composites USA Inc. 18300 Sutter Blvd. Morgan Hill, CA 95037

SCHEDULE 5

TO

SECURITY AGREEMENT

Other Names

Name of Grantor	Other Names
Hexcel Corporation	NONE
Hexcel Reinforcements Holding Corp.	Clark-Schwebel Holding Corp.
Hexcel Reinforcements Corp.	NONE

SCHEDULE 6

TO

SECURITY AGREEMENT

Pledged Equity

Grantor: Hexcel Corporation

Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value	Amount of Equity Interests Owned	Percentage of Owned Outstanding Equity Pledged by Grantor
Hexcel Reinforcements Holding Corp.	Common	1	$.01	1,000	100%
Hexcel Reinforcements Holding Corp. Luxembourg S.C.S.	Limited Partnership Interest	Uncertificated	N/A	100%[1]	65%
Hexcel Financing Luxembourg S.à.r.l.	Shares	Uncertificated	N/A	98.97%	100%
Hexcel Financing Luxembourg S.à.r.l.	Class A Preferred Equity Certificates	N/A2	N/A	98.97%	100%

Grantor: Hexcel Reinforcements Holding Corp.

Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value	Amount of Equity Interests	Percentage of Owned Outstanding Equity Pledged Grantor
Hexcel Reinforcements Corp.	Common	1	$.01	1,000	100%

Hexcel Reinforcements Holding Corp. Luxembourg S.C.S.	Unlimited Partnership Interests	Uncertificated	N/A	100%[3]	65%

Grantor: Hexcel Reinforcements Corp.

Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
NONE

[1]	Represents 100% of the limited partnership interest, but 96% of all partnership interests.
[2]	The Class A PECs are registered in the Class A PEC Register and are not bearer certificates.
[3]	Represents 100% of the unlimited partnership interests, but 4% of all partnership interests.

SCHEDULE 7

TO

SECURITY AGREEMENT

Pledged Debt

Borrower	Lender	Currency	Amount
Hexcel Financing Luxembourg S.à.r.l.	Hexcel Corporation	USD	Demand Note up to 25,000,000.00

SCHEDULE 8

TO

SECURITY AGREEMENT

HEXCEL INTELLECTUAL PROPERTY – U.S. TRADEMARKS

MARK / TITLE	STATUS	COUNTRY NAME	APPLICATION NUMBER	DATE FILED	REG DATE	REGISTRATION NUMBER	OWNER
ACOUSTI-CAP	Registered	United States of America	77362875	Jan 2, 2008	Jul 1, 2008	3530212	Hexcel Corporation (DEL)

ACOUSTI-CAP	Registered	United States of America	85353201	Jun 22, 2011	Jan 24, 2012	4090996	Hexcel Corporation

CR III	Registered	United States of America	78177499	Oct 23, 2002	Mar 30, 2004	2827821	Hexcel Corporation (DEL)

CR-PAA	Registered	United States of America	75057745	Feb 14, 1996	Mar 16, 1999	2232548	Hexcel Corporation (DEL)

FIBRELAM	Registered	United States of America	73028130	Jul 29, 1974	Jul 8, 1975	1015248	Hexcel Corporation (DEL)

FLEX-CORE	Registered	United States of America	76558774	Nov 7, 2003	Sep 6, 2005	2991103	Hexcel Corporation (DEL)

HEX-3R	Registered	United States of America	76117925	Aug 28, 2000	Dec 30, 2003	2799607	Hexcel Corporation (DEL)

HEXCEL	Registered	United States of America	73527619	Mar 18, 1985	Dec 3, 1985	1373213	Hexcel Corporation (DEL)

HEXCEL AND DESIGN	Registered	United States of America	76321379	Oct 4, 2001	Jan 7, 2003	2671601	Hexcel Corporation (DEL)

HEXCEL AND DESIGN	Registered	United States of America	76349442	Dec 14, 2001	Jul 8, 2003	2734006	Hexcel Corporation (DEL)

HEXCEL AND DESIGN	Registered	United States of America	78729937	Oct 10, 2005	Oct 17, 2006	3157655	Hexcel Corporation (DEL)

HEXCURVE	Pending	United States of America	85084743	Jul 14, 2010			Hexcel Corporation

HEXFIT	Registered	United States of America	76179493	Dec 11, 2000	Apr 6, 2004	2830362	Hexcel Corporation (DEL)

HEXFLOW	Registered	United States of America	75883901	Dec 30, 1999	Dec 10, 2002	2660046	Hexcel Corporation (DEL)

HEXFORCE	Registered	United States of America	77691991	Mar 16, 2009	Jan 12, 2010	3736200	Hexcel Corporation (DEL)

HEXMC	Registered	United States of America	75769425	Aug 6, 1999	Apr 9, 2002	2559526	Hexcel Corporation (DEL)

HEXPLY	Registered	United States of America	76161322	Nov 6, 2000	Nov 25, 2003	2786920	Hexcel Corporation (DEL)

HEXTOOL	Registered	United States of America	77725555	Apr 29, 2009	Oct 6, 2009	3692564	Hexcel Corporation (DEL)

HEXTOW	Registered	United States of America	77126738	Mar 9, 2007	Jul 1, 2008	3458979	Hexcel Corporation

HEXWEB	Registered	United States of America	75769248	Aug 6, 1999	May 21, 2002	2571894	Hexcel Corporation (DEL)

HITAPE	Allowed	United States of America	85027834	Apr 30, 2010			Hexcel Corporation

HRH	Registered	United States of America	76469695	Nov 15, 2002	Sep 2, 2003	2758742	Hexcel Corporation (DEL)

MAGNAMITE	Registered	United States of America	72433173	Aug 18, 1972	Sep 11, 1973	967912	Hexcel Corporation (DEL)

POLYSPEED	Registered	United States of America	77306249	Oct 17, 2007	Aug 19, 2008	3487662	Hexcel Corporation (DEL)

PRIMETEX	Registered	United States of America	85015935	Apr 16, 2010	Jun 28, 2011	3986835	Hexcel Corporation

REDUX	Registered	United States of America	75399926	Dec 4, 1997	Apr 20, 1999	2240474	Hexcel Corporation (DEL)

SUPERFIT	Pending	United States of America	85086951	Jul 16, 2010			Hexcel Corporation

TUBE-CORE	Registered	United States of America	72196157	Jun 22, 1964	Jan 12, 1965	783342	Hexcel Corporation (DEL)

SCHEDULE 9

TO

SECURITY AGREEMENT

HEXCEL INTELLECTUAL PROPERTY – U.S. PATENT PORTFOLIO

TITLE	STATUS	OWNER	COUNTRY	SERIAL NUMBER	FILING DATE	PATENT NBR	ISSUE DATE
Multi-component composite structures	Pending	Hexcel Corporation	United States of America	13861652	Apr 12, 2013

Structure with active acoustic openings	Pending	Hexcel Corporation	United States of America	13533668	Jun 26, 2012

Acoustic structure with increased bandwidth suppression	Pending	Hexcel Corporation	United States of America	13466232	May 8, 2012

Epoxy formulation with improved CAI and compression	Pending	Hexcel Corporation	United States of America	13594819	Aug 26, 2012

Over-moulding of load-bearing composite structures	Pending	Hexcel Corporation	United States of America	13471492	May 15, 2012

Heat blocking septum honeycomb	Pending	Hexcel Corporation	United States of America	13674523	Nov 12, 2012

Acoustic honeycomb with perforated septum caps	Pending	Hexcel Corporation	United States of America	13786774	Mar 6, 2013

Acoustic honeycomb with perforated septum caps	Issued	Hexcel Corporation	United States of America	13279484	Oct 24, 2011	8413761	Apr 9, 2013

High pressure molding of composite parts	Pending	Hexcel Corporation	United States of America	13276650	Oct 19, 2011

Anchoring of septums in acoustic honeycomb	Pending	Hexcel Corporation	United States of America	13227755	Sep 8, 2011

Splicing of curved acoustic honeycomb	Pending	Hexcel Corporation	United States of America	13407846	Feb 29, 2012

Improving solvent resistance of epoxy resins toughened with polyethersulfone	Pending	Hexcel Corporation	United States of America	12902312	Oct 12, 2010

Machinable composite material	Pending	Hexcel Corporation	United States of America	13222261	Aug 31, 2011

Composite material for structural applications	Pending	Hexcel Corporation	United States of America	13904306	May 29, 2013

Composite material for structural applications	Allowed	Hexcel Corporation	United States of America	12764636	Apr 21, 2010	8470923	Jun 25, 2013

TITLE	STATUS	OWNER	COUNTRY	SERIAL NUMBER	FILING DATE	PATENT NBR	ISSUE DATE
Solvent resistant thermoplastic toughened epoxy	Pending	Hexcel Corporation	United States of America	12902302	Oct 12, 2010

Thermoplastic-toughened cyanate ester resin composites with low heat release properties	Issued	Hexcel Corporation	United States of America	13611812	Sep 12, 2012	8404777	Mar 26, 2013

Thermoplastic-toughened cyanate ester resin composites with low heat release properties	Issued	Hexcel Corporation	United States of America	12713534	Feb 26, 2010	8283408	Oct 9, 2012

Method of molding complex composite parts using pre-plied multi-directional continuous fiber laminate	Pending	Hexcel Corporation	United States of America	13586639	Aug 15, 2012

Method of molding complex composite parts using pre-plied multi-directional continuous fiber laminate	Issued	Hexcel Corporation	United States of America	12561492	Sep 17, 2009	8263205	Sep 11, 2012

Composite materials with improved burn properties	Issued	Hexcel Corporation (DEL)	United States of America	12569817	Sep 29, 2009	8034453	Oct 11, 2011

Prepreg with integrated multi-dimensional gas venting network	Pending	Hexcel Corporation	United States of America	12358302	Jan 23, 2009

Prepreg containing epoxy resin with improved flexural properties	Issued	Hexcel Corporation (DEL)	United States of America	13012830	Jan 25, 2011	8404339	Mar 26, 2013

Epoxy resin with improved flexural properties	Issued	Hexcel Corporation (DEL)	United States of America	12468926	May 20, 2009	7897703	Mar 1, 2011

Helicopter blade mandrel with roller assembly	Allowed	Hexcel Corporation (DEL)	United States of America	13277095	Oct 19, 2011

Helicopter blade mandrel with roller assembly	Issued	Hexcel Corporation (DEL)	United States of America	12011344	Jan 25, 2008	8066504	Nov 29, 2011

Epoxy resins with improved burn properties	Issued	Hexcel Corporation (DEL)	United States of America	12287202	Oct 7, 2008	8039109	Oct 18, 2011

Method of making composite materials with blend of thermoplastic particles	Issued	Hexcel Corporation (DEL) and Hexcel Composites, Ltd.	United States of America	13041473	Mar 7, 2011	8097333	Jan 17, 2012

Composite material with blend of thermoplastic particles	Issued	Hexcel Corporation (DEL)	United States of America	12792338	Jun 2, 2010	7923102	Apr 12, 2011

Composite material with blend of thermoplastic particles	Issued	Hexcel Corporation (DEL)	United States of America	11787701	Apr 17, 2007	7754322	Jul 13, 2010

Helicopter blade mandrel	Issued	Hexcel Corporation (DEL)	United States of America	12787439	May 26, 2010	8163219	Apr 24, 2012

TITLE	STATUS	OWNER	COUNTRY	SERIAL NUMBER	FILING DATE	PATENT NBR	ISSUE DATE
Helicopter blade mandrel	Issued	Hexcel Corporation (DEL)	United States of America	11645884	Dec 27, 2006	7749421	Jul 6, 2010

Preimpregnated composite materials with improved performance	Issued	Hexcel Corporation (DEL)	United States of America	11787700	Apr 17, 2007	7968179	Jun 28, 2011

Carbon fibers having improved strength and modulus and an associated method and apparatus for preparing same	Pending	Hexcel Corporation (DEL)	United States of America	12783069	May 19, 2010

Carbon fibers having improved strength and modulus and an associated method and apparatus for preparing same	Issued	Hexcel Corporation (DEL)	United States of America	11562867	Nov 22, 2006	7749479	Jul 6, 2010

Corrosion resistant honeycomb	Pending	Hexcel Corporation (DEL)	United States of America	12714565	Mar 1, 2010

Corrosion resistant honeycomb	Issued	Hexcel Corporation (DEL)	United States of America	11476964	Jun 27, 2006	7695797	Apr 13, 2010

Pressurized molding of composite parts	Issued	Hexcel Corporation (DEL)	United States of America	11331511	Jan 13, 2006	8034278	Oct 11, 2011

BMI system with improved tack and flow control	Issued	Hexcel Corporation (DEL)	United States of America	11300135	Dec 14, 2005	7592072	Sep 22, 2009

Aerospace articles made from quasi-isotropic chopped prepreg (HexMC)	Issued	Hexcel Corporation (DEL)	United States of America	13444892	Apr 12, 2012	8366046	Feb 5, 2013

Aerospace articles made from quasi-isotropic chopped prepreg (HexMC)	Issued	Hexcel Corporation (DEL)	United States of America	13297865	Nov 16, 2011	8177168	May 15, 2012

Aerospace articles made from quasi-isotropic chopped prepreg (HexMC)	Issued	Hexcel Corporation (DEL)	United States of America	12508777	Jul 24, 2009	8212194	Jul 3, 2012

Aerospace articles made from quasi-isotropic chopped prepreg (HexMC)	Issued	Hexcel Corporation (DEL)	United States of America	11476965	Jun 27, 2006	7960674	Jun 14, 2011

Aircraft floor panels using edge-coated honeycomb	Issued	Hexcel Corporation (DEL)	United States of America	11471078	Jun 20, 2006	7988809	Aug 2, 2011

Aircraft floor panels using edge-coated honeycomb	Issued	Hexcel Corporation (DEL)	United States of America	11228601	Sep 16, 2005	7581366	Sep 1, 2009

Mold for use in Making Composite Structures	Issued	Hexcel Corporation (DEL)	United States of America	13118520	May 30, 2011	8257631	Sep 4, 2012

TITLE	STATUS	OWNER	COUNTRY	SERIAL NUMBER	FILING DATE	PATENT NBR	ISSUE DATE
Method for Molding Composite Structures	Issued	Hexcel Corporation (DEL)	United States of America	12726677	Mar 18, 2010	7972548	Jul 5, 2011

Method for Molding Composite Structures	Issued	Hexcel Corporation (DEL)	United States of America	12400017	Mar 9, 2009	7695661	Apr 13, 2010

Machinable Composite Mold	Issued	Hexcel Corporation (DEL)	United States of America	11180831	Jul 13, 2005	7510390	Mar 31, 2009

Edge coating honeycomb to improve core-skin bondability	Issued	Hexcel Corporation (DEL)	United States of America	11432780	May 11, 2006	7550190	Jun 23, 2009

Edge coating honeycomb to improve core-skin bondability	Issued	Hexcel Corporation (DEL)	United States of America	11295829	Dec 7, 2005	7938922	May 10, 2011

Edge coating for honeycomb used in panels with composite face sheets	Issued	Hexcel Corporation (DEL)	United States of America	10932510	Sep 1, 2004	7507461	Mar 24, 2009

Resin compositions with high thermoplatic loading	Pending	Hexcel Corporation (DEL)	United States of America	12838713	Jul 19, 2010

Resin compositions with high thermoplatic loading	Pending	Hexcel Corporation (DEL)	United States of America	11168971	Jun 28, 2005

Acoustic septum cap honeycomb	Issued	Hexcel Corporation (DEL)	United States of America	12961112	Dec 6, 2010	8066098	Nov 29, 2011

Acoustic septum cap honeycomb	Issued	Hexcel Corporation (DEL)	United States of America	12151886	May 9, 2008	7854298	Dec 21, 2010

Acoustic septum cap honeycomb	Issued	Hexcel Corporation (DEL)	United States of America	11726451	Mar 22, 2007	7510052	Mar 31, 2009

Acoustic septum cap honeycomb	Issued	Hexcel Corporation (DEL)	United States of America	11099337	Apr 4, 2005	7434659	Oct 14, 2008

Interlock Double Weave Fabric and methods of making and using the same	Issued	Hexcel Corporation (DEL)	United States of America	10979574	Nov 2, 2004	7972983	Jul 5, 2011

Method for making amine-terminated polyarylene polyethers	Issued	Hexcel Corporation (DEL)	United States of America	10740095	Dec 17, 2003	6992165	Jan 31, 2006

Heat-settable Resin Composition	Issued	Hexcel Corporation (DEL)	United States of America	10672006	Sep 26, 2003	7041740	May 9, 2006

Energy absorbing composite tube	Issued	Hexcel Corporation	United States of America	10159653	May 31, 2002	6601886	Aug 5, 2003

Chromate free coating for aluminum honeycomb	Issued	Hexcel Corporation	United States of America	10062827	Jan 31, 2002	6686057	Feb 3, 2004

Stretch breaking of fibers	Issued	Hexcel Corporation	United States of America	10022129	Dec 12, 2001	6477740	Nov 12, 2002

TITLE	STATUS	OWNER	COUNTRY	SERIAL NUMBER	FILING DATE	PATENT NBR	ISSUE DATE
Room temperature stable epoxy prepreg	Issued	Hexcel Corporation	United States of America	10243077	Sep 12, 2002	6787237	Sep 7, 2004

Friction lining for wet running	Issued	Hexcel Corporation & Miba	United States of America	10149638	Dec 13, 2000	6811820	Nov 2, 2004

Forming process for cellulose paper honeycomb products (HRH 86)	Issued	Hexcel Corporation (DEL)	United States of America	09970740	Oct 3, 2001	6596124	Jul 22, 2003

Solventless node adhesive for honeycomb	Issued	Hexcel Corporation	United States of America	09549506	Apr 14, 2000	6451406	Sep 17, 2002

Carbon fiber sheet materials and methods of making and using the same	Issued	Hexcel Corporation (DEL)	United States of America	09730283	Dec 5, 2000	6503856	Jan 7, 2003

Self-Adhesive Prepreg Face Sheet for Sandwich Panels	Issued	Hexcel Corporation	United States of America	09795177	Feb 27, 2001	6508910	Jan 21, 2003

Self-Adhesive Prepreg and Articles made Therefrom	Issued	Hexcel Corporation	United States of America	09573760	May 18, 2000	6440257	Aug 27, 2002

Low-smoke producing resin for use in honeycomb sandwich panels	Issued	Hexcel Corporation	United States of America	09930071	Aug 14, 2001	6605685	Aug 12, 2003

Honeycomb core with controlled crush properties	Issued	Hexcel Corporation	United States of America	09314600	May 19, 1999	6245408	Jun 12, 2001

Fabric-based prepreg materials for suppressing core crush during sandwich structure fabrication	Issued	Hexcel Corporation (DEL)	United States of America	09876310	Jun 7, 2001	6663737	Dec 16, 2003

Fabric-based prepreg materials for suppressing core crush during sandwich structure fabrication	Issued	Hexcel Corporation (DEL)	United States of America	09726940	Nov 30, 2000	6475596	Nov 5, 2002

Core crush resistant fabric and prepreg for fiber reinforced composite sandwich	Issued	Hexcel Corporation	United States of America	09273637	Mar 23, 1999	6261675	Jul 17, 2001

Fire Resistant Composite Panel	Issued	Hexcel Corporation	United States of America	09582460	Jun 26, 2000	6511730	Jan 28, 2003

Flame retarded glassine paper honeycomb core	Issued	Hexcel Corporation	United States of America	09312134	May 14, 1999	6194477	Feb 27, 2001

Formable heavy density honeycomb	Issued	Hexcel Corporation	United States of America	09241046	Feb 1, 1999	6197402	Mar 6, 2001

TITLE	STATUS	OWNER	COUNTRY	SERIAL NUMBER	FILING DATE	PATENT NBR	ISSUE DATE
Siloxane and phosphazene modified cyanate resin compositions [Fiberite Satellite business acquisition]	Issued	Hexcel Corporation (DEL)	United States of America	08386713	Feb 9, 1995	5539041	Jul 23, 1996

Vented Flexcore	Issued	Hexcel Corporation	United States of America	074263	May 7, 1998	6003283	Dec 21, 1999

Low temperature latent curing agents for epoxy resins (European Appl priority)	Issued	Hexcel Corporation	United States of America	09162074	Sep 28, 1998	6107437	Aug 22, 2000

Honeycomb Dip Resin	Issued	Hexcel Corporation	United States of America	09300110	Apr 27, 1999	6153687	Nov 28, 2000

Thermoformable Honeycomb Structures	Issued	Hexcel Corporation	United States of America	09299868	Apr 27, 1999	6245407	Jun 12, 2001

Finishing Oil for Precursor for High Performance Carbon Fibers and Precursor	Issued	Hexcel Corporation (DEL)	United States of America	08715098	Sep 17, 1996	5726241	Mar 10, 1998

Fibre Reinforced Resin Composite Products	Issued	Hexcel Corporation	United States of America	09609959	Jul 25, 2000	6242090	Jun 5, 2001

Fibre Reinforced Resin Composite Products	Issued	Hexcel Corporation	United States of America	08097140	Jul 26, 1993	6133167	Oct 17, 2000

An Environmentally Safer Process of Manufacturing Honeycomb Products for Use In Composite Materials Using a Water-Based Phenolic Thermosetting Resin	Issued	Hexcel Corporation	United States of America	08573766	Dec 18, 1995	5711992	Jan 27, 1998

Particulate Reinforcement for Honeycomb Core Materials	Issued	Hexcel Corporation	United States of America	08897198	Jul 21, 1997	6117518	Sep 12, 2000

Method for creating a bond enhancement layer for thermoplastic urethane panels	Issued	Hexcel Corporation	United States of America	08609033	Feb 29, 1996	6099680	Aug 8, 2000

Fiber Reinforced Polyimide Honeycomb for High Temperature Applications	Issued	Hexcel Corporation	United States of America	08261377	Jun 17, 1994	5514444	May 7, 1996

High Thermal Conductivity Non-Metallic Honeycomb With Optimum Pitch Fiber Angle	Issued	Hexcel Corporation	United States of America	08136958	Oct 14, 1993	5470633	Nov 28, 1995

TITLE	STATUS	OWNER	COUNTRY	SERIAL NUMBER	FILING DATE	PATENT NBR	ISSUE DATE
High Thermal Conductivity Non-Metallic Honeycomb With Laminar Cell Walls	Issued	Hexcel Corporation	United States of America	08136957	Oct 14, 1993	5466507	Nov 14, 1995

High Thermal Conductivity Triaxial Non-Metallic Honeycomb	Issued	Hexcel Corporation	United States of America	08139309	Oct 19, 1993	5527584	Jun 18, 1996

Co-Corrugation Process for Thermally Conductive Honeycomb	Issued	Hexcel Corporation	United States of America	08221833	Apr 1, 1994	5498462	Mar 12, 1996

Method and Apparatus for Making Thermally Fused Thermoplastic Honeycomb Structures	Issued	Hexcel Corporation	United States of America	08448136	May 23, 1995	5571369	Nov 5, 1996

Composite materials with improved performance	Issued	Hexcel Corporation and Hexcel Composites, Ltd.	United States of America	12441398	Mar 16, 2009	7972686	July 5, 2011

SCHEDULE 10

TO

SECURITY AGREEMENT

HEXCEL CORPORATION – U.S. COPYRIGHT REGISTRATIONS

TITLE OF WORK	RENEWAL/ REG NO.	ORIGINAL REG. NO.	COPYRIGHT CLAIMANT	RENEWAL/REG DATE

ALUMINUM HONEYCOMB IN TOOLING APPLICATIONS	RE 544 942	A 716963	Hexcel Products Inc.	09/13/1991

APPLICATION OF HONEYCOMB IN ADVANCED ROCKET MOTOR DESIGN	RE 602 064	A 689277	Hexcel Products Inc.	12/15/1992

ASTROWELD DIFFUSION BONDED HONEYCOMB	RE 602 508	A 689276	Hexcel Products Inc.	12/15/1992

CARVING AND FORMING HONEYCOMB MATERIALS	RE 532 393	A 667147	Hexcel Products Inc.	11/07/1990

CROSS-CORE	RE 544 964	A 678318	Hexcel Products Inc.	09/13/1991

DESIGN CURVES FOR THE PRELIMINARY SELECTION OF HONEYCOMB SANDWICH STRUCT	RE 602 069	A 737733	Hexcel Products Inc.	12/15/1992

DESIGN DATA FOR THE PRELIMINARY SELECTION OF HONEYCOMB ENERGY ABSORPTION SYSTEMS	RE 602 068	A 737523	Hexcel Products Inc.	12/15/1992

DESIGN DATA FOR THE PRELIMINARY SELECTION OF HONEYCOMB ENERGY ABSORPTION SYSTEMS (Supplement)	RE 636 377	A 762229	Hexcel Products Inc.	11/09/1993

FLEX-CORE	RE 602 066	A 716598	Hexcel Products Inc.	12/15/1992

HEXCEL HONEYCOMB	RE 602 126	A 678319	Hexcel Products Inc.	12/15/1992

TITLE OF WORK	RENEWAL/ REG NO.	ORIGINAL REG. NO.	COPYRIGHT CLAIMANT	RENEWAL/REG DATE

HEXCEL HONEYCOMB	RE 532 395	KK 170344	Hexcel Products Inc.	11/07/1990

HEXCEL HONEYCOMB DESIGN CALCULATOR	RE 636 376	A 749136	Hexcel Products Inc.	11/09/1993

HEXCEL “MYLAR” HONEYCOMB	RE 544 963	A 667146	Hexcel Products Inc.	09/13/1991

HEXCEL PRODUCTS	RE 532 394	A 576810	Hexcel Products Inc.	11/07/1990

HEXCELITE 840 NODE ADHESIVE	RE 636 378	A 771428	Hexcel Products Inc.	11/09/1993

HONEYCOMB SANDWICH CARGO CONTAINERS - design notes	RE 670 617	A 885401	Hexcel Products Inc.	12/09/1966

HONEYCOMB SANDWICH DESIGN	RE 602 065	A 700985	Hexcel Products Inc.	12/15/1992

MECHANICAL PROPERTIES OF HEXCEL HONEYCOMB MATERIALS	RE 602 127	A 678321	Hexcel Products Inc.	12/15/1992

MECHANICAL PROPERTIES OF HEXCEL HONEYCOMB MATERIALS	RE 670 618	A 830328	Hexcel Products Inc.	04/11/1966

RADIO FREQUENCY SHIELDING PROPERTIES OF HEXCEL METALLIC HONEYCOMB	RE 602 067	A 716599	Hexcel Products Inc.	12/15/1992

TUBE-CORE	RE 544 965	A 678320	Hexcel Products Inc.	09/13/1991

SCHEDULE 12

TO

SECURITY AGREEMENT

Chattel Paper

Consignment agreements and similar arrangements entered into in the ordinary course of business.

SCHEDULE 13

TO

SECURITY AGREEMENT

Letter-of-Credit Rights

NONE

SCHEDULE 14

TO

SECURITY AGREEMENT

HEXCEL IP PATENT PORTFOLIO

(Restricted Patents Co-Owned By Hexcel and a Third Party)

United States Patent No. 5849375

United States Patent No. 5780126

United States Patent No. 5657595

United States Patent No. 5357727

United States Patent No. 5925579

United States Patent No. 5649398

United States Patent No. 5607527

United States Patent No. 6219991

EXHIBIT I TO

SECURITY AGREEMENT

[FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

GRANT OF TRADEMARK SECURITY INTEREST

This GRANT OF TRADEMARK SECURITY INTEREST, dated as of             , 20     is entered into by [NAME OF GRANTOR],              a (“Grantor”), in favor of RBS CITIZENS, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Security Agreement referenced below).

WHEREAS, pursuant to that certain Credit Agreement dated as of June 27, 2013 among Hexcel Corporation (“Company “), and Hexcel Holdings Luxembourg S.à.r.l., a société à responsabilité limitée duly incorporated and validly existing under the laws of the Grand-Duchy of Luxembourg (together with Company, collectively, the “Borrowers” , and each a “Borrower”), the Administrative Agent, RBS Citizens, N.A., as Issuing Lender and as Swing Line Lender, and the lenders now or hereafter party thereto (the “Lenders”) (as amended, restated, supplemented or otherwise modified, the “Credit Agreement” ), the Issuing Lender, the Swing Line Lender and the Lenders have agreed to provide the Borrowers with certain credit facilities.

WHEREAS, certain additional extensions of credit may be made from time to time for the benefit of the Grantors pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements (each as defined in the Credit Agreement, collectively, “Related Credit Arrangements”).

[INSERT IF GRANTOR IS A SUBSIDIARY GUARANTOR] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of June 27, 2013 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties, pursuant to which Grantor has guaranteed the prompt payment and performance when due of all obligations of each Loan Party under the Credit Agreement, the Notes and the other Loan Documents and all obligations of each Loan Party under any Related Credit Arrangements, including, without limitation, the obligation of such Loan Party to make payments thereunder in the event of early termination thereof (in each case, other than Unasserted Obligations (as defined in the Credit Agreement)); and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of June 27, 2013 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Grantor, the Administrative Agent and the other grantors named therein, Grantor has granted to the Administrative Agent a continuing security interest and continuing lien on the Trademark Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to the Administrative Agent pursuant to the Security Agreement, Grantor hereby grants to the Administrative Agent for the benefit of the

Secured Parties a continuing security interest in and continuing lien on all of Grantor’s right, title and interest in and to the following, in each case whether now owned or hereafter acquired or arising and wherever located (the “Trademark Collateral”):

(i) all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks set forth on Schedule A annexed hereto) (collectively, the “Trademarks”), all registrations that have been or may hereafter be issued or applied for by such Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the United States registrations and United States applications set forth on Schedule A annexed hereto), all common law and other rights of such Grantor (but in no event any of the obligations) in and to Trademarks in the United States and any state thereof and in foreign countries, and all goodwill of Grantor’s business symbolized by the use of and connected with Trademarks; and

(ii) all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits).

Notwithstanding the foregoing, the Trademark Collateral shall not include and Grantor shall not be deemed to have granted a security interest in: (i) any applications for trademarks or service marks filed in the United States Patent and Trademark Office pursuant to 15 U.S.C. § 1051 Section 1(b) unless and until evidence of use of the mark in interstate commerce is submitted to and accepted by the United States Patent and Trademark Office pursuant to 15 U.S.C. §1051 Section 1(c) or Section 1(d), at which point such trademark or service mark application shall be considered automatically included in the Trademark Collateral, or (ii) any of Grantor’s rights or interests in or under, any lease, license, contract, permit, Instrument, Security, agreement or franchise to which Grantor is a party or any of its rights or interests thereunder if and for so long as and to the extent that the grant of such security interest would constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, such lease, license, contract, permit, Instrument, Security, agreement or franchise (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or under any other applicable law (including the Bankruptcy Code) or principles of equity); provided however, that, with respect to the foregoing clause (ii), the security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, or unenforceability shall be remedied or shall cease to exist and, to the extent severable, shall attach immediately to any portion of any such lease, license, contract, permit, Instrument, Security, agreement or franchise that does not result in any of the consequences set forth in subsection (A) or (B) above.

Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of an irreconcilable conflict between the Security Agreement and this Agreement, the Security Agreement shall control.

THIS GRANT OF TRADEMARK SECURITY INTEREST AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officers thereunto duly authorized as of the date hereof.

[NAME OF GRANTOR]

By:
Name:
Title:

SCHEDULE A

TO

GRANT OF TRADEMARK SECURITY INTEREST

Owner	Trademark	U.S. Registration or Appl Number	U.S. Registration or Appl Date

EXHIBIT II TO

SECURITY AGREEMENT

[FORM OF GRANT OF PATENT SECURITY INTEREST]

GRANT OF PATENT SECURITY INTEREST

This GRANT OF PATENT SECURITY INTEREST, dated as of             , 20     is entered into by [NAME OF GRANTOR], a              (“Grantor”), in favor of RBS CITIZENS, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Security Agreement referenced below).

WHEREAS, pursuant to that certain Credit Agreement dated as of June 27, 2013 among Hexcel Corporation (“Company”), and Hexcel Holdings Luxembourg S.à.r.l., a société à responsabilité limitée duly incorporated and validly existing under the laws of the Grand-Duchy of Luxembourg (together with Company, collectively, the “Borrowers”, and each a “Borrower”), the Administrative Agent, RBS Citizens, N.A., as Issuing Lender and as Swing Line Lender, and the lenders now or hereafter party thereto (the “Lenders”) (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), the Issuing Lender, the Swing Line Lender and the Lenders have agreed to provide the Borrowers with certain credit facilities.

WHEREAS, certain additional extensions of credit may be made from time to time for the benefit of the Grantors pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements (each as defined in the Credit Agreement, collectively, “Related Credit Arrangements”).

[INSERT IF GRANTOR IS A SUBSIDIARY GUARANTOR] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of June 27, 2013 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties, pursuant to which Grantor has guaranteed the prompt payment and performance when due of all obligations of each Loan Party under the Credit Agreement, the Notes and the other Loan Documents and all obligations of each Loan Party under any Related Credit Arrangements, including, without limitation, the obligation of such Loan Party to make payments thereunder in the event of early termination thereof (in each case, other than Unasserted Obligations (as defined in the Credit Agreement)); and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of June 27, 2013 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Grantor, the Administrative Agent and the other grantors named therein, Grantor has granted to the Administrative Agent a continuing security interest and continuing lien on the Patent Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to the Administrative Agent pursuant to the Security Agreement, Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in and continuing lien on all of Grantor’s right, title and interest in and to the following, in each case whether now owned or hereafter acquired or arising, and wherever located (the “Patent Collateral”):

(i) all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by Grantor in whole or in part (including, without limitation, the U.S. patents and U.S. patent applications set forth on Schedule A annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and

(ii) all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits).

Notwithstanding the foregoing, the Patent Collateral shall not include and Grantor shall not be deemed to have granted a security interest in any of Grantor’s rights or interests in or under, any Restricted Patent or any lease, license, contract, permit, Instrument, Security, agreement or franchise to which Grantor is a party or any of its rights or interests thereunder if and for so long as, and to the extent that, the grant of such security interest would constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, such lease, license, contract, permit, Instrument, Security, agreement or franchise (including, without limitation, relating to any of the Restricted Patents) (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or under any other applicable law (including the Bankruptcy Code) or principles of equity); provided however, that the security interest shall attach immediately (and such Restricted Patent shall constitute Patent Collateral hereunder) at such time as the condition causing such abandonment, invalidation, or unenforceability shall be remedied or shall cease to exist and, to the extent severable, shall attach immediately to any portion of any such lease, license, contract, permit, Instrument, Security, agreement or franchise that does not result in any of the consequences set forth in subsection (A) or (B) above.

Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of an irreconcilable conflict between the Security Agreement and this Agreement, the Security Agreement shall control.

THIS GRANT OF PATENT SECURITY INTEREST AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officers thereunto duly authorized as of the date hereof.

[NAME OF GRANTOR]

By:
Name:
Title:

SCHEDULE A

TO

GRANT OF PATENT SECURITY INTEREST

U.S. Patents Issued:

Owner	Patent No.	Issue Date

U.S. Patents Pending:

Owner	Application Number	Date Filed

EXHIBIT III TO

SECURITY AGREEMENT

[FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

GRANT OF COPYRIGHT SECURITY INTEREST

This GRANT OF COPYRIGHT SECURITY INTEREST, dated as of             , 20     is entered into by [NAME OF GRANTOR], a              (“Grantor”), in favor of RBS CITIZENS, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Security Agreement referenced below).

WHEREAS, pursuant to that certain Credit Agreement dated as of June 27, 2013 among Hexcel Corporation (“Company”), and Hexcel Holdings Luxembourg S.à.r.l., a société à responsabilité limitée duly incorporated and validly existing under the laws of the Grand-Duchy of Luxembourg (together with Company, collectively, the “Borrowers”, and each a “Borrower”), the Administrative Agent, RBS Citizens, N.A., as Issuing Lender and as Swing Line Lender, and the lenders now or hereafter party thereto (the “Lenders”) (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), the Issuing Lender, the Swing Line Lender and the Lenders have agreed to provide the Borrowers with certain credit facilities.

WHEREAS, certain additional extensions of credit may be made from time to time for the benefit of the Grantors pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements (each as defined in the Credit Agreement, collectively, “Related Credit Arrangements”).

[INSERT IF GRANTOR IS A SUBSIDIARY GUARANTOR] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of June 27, 2013 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties, pursuant to which Grantor has guaranteed the prompt payment and performance when due of all obligations of each Loan Party under the Credit Agreement, the Notes and the other Loan Documents and all obligations of each Loan Party under any Related Credit Arrangements, including, without limitation, the obligation of such Loan Party to make payments thereunder in the event of early termination thereof (in each case, other than Unasserted Obligations (as defined in the Credit Agreement)); and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of June 27, 2013 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Grantor, the Administrative Agent and the other grantors named therein, Grantor has granted to the Administrative Agent a continuing security interest and continuing lien on the Copyright Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to the Administrative Agent pursuant to

III-1

the Security Agreement, Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in and continuing lien on all of Grantor’s right, title and interest in and to the following, in each case whether now owned or hereafter acquired or arising, and wherever located (the “Copyright Collateral”):

(i) all copyrights of such Grantor in various published and unpublished works of authorship including, without limitation, and, to the extent copyrightable, computer programs, computer data bases, other computer software layouts, drawings, designs, writings, and formulas (including, without limitation, the works which are the subject of the registrations set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyrights”), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for by such Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the U.S. copyright registrations set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyright Registrations”), all common law and other rights of such Grantor in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew or extend Copyright Registrations and any such rights and to register works protectable by copyright and the right (but not the obligation) to sue for past, present and future infringements of the Copyrights and any such rights (the “Copyright Rights”); and

(ii) all proceeds thereof, (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits).

Notwithstanding the foregoing, the Copyright Collateral shall not include and Grantor shall not be deemed to have granted a security interest in any of Grantor’s rights or interests in or under, any lease, license, contract, permit, Instrument, Security, agreement or franchise to which Grantor is a party or any of its rights or interests thereunder if and for so long as and to the extent that the grant of such security interest would constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, such lease, license, contract, permit, Instrument, Security, agreement or franchise (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or under any other applicable law (including the Bankruptcy Code) or principles of equity); provided however, that the security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, or unenforceability shall be remedied or shall cease to exist and, to the extent severable, shall attach immediately to any portion of any such lease, license, contract, permit, Instrument, Security, agreement or franchise that does not result in any of the consequences set forth in subsection (A) or (B) above.

Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of an irreconcilable conflict between the Security Agreement and this Agreement, the Security Agreement shall control.

III-2

THIS GRANT OF COPYRIGHT SECURITY INTEREST AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[The remainder of this page intentionally left blank.]

III-3

IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officers thereunto duly authorized as of the date hereof.

[NAME OF GRANTOR]

By:
Name:
Title:

III-4

SCHEDULE A

TO

GRANT OF COPYRIGHT SECURITY INTEREST

U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Owner

Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Owner

III-5

EXHIBIT IV TO

SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated as of                     , is delivered pursuant to the Security Agreement, dated as of June 27, 2013 among ,              a              (“Grantor”), the other grantors named therein, and RBS CITIZENS, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby agrees that the [Pledged Equity] [Pledged Debt] set forth on Schedule A annexed hereto shall be deemed to be part of the [Pledged Equity] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of the date first written above.

[GRANTOR]

By:
Title:

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SCHEDULE A

TO

PLEDGE SUPPLEMENT

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EXHIBIT V TO

SECURITY AGREEMENT

IP SUPPLEMENT

This IP SUPPLEMENT, dated as of             ,         is delivered by [NAME OF GRANTOR], a              (the “Grantor”), pursuant to and supplements (i) the Security Agreement, dated as of June 27, 2013 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Hexcel Corporation, Grantor, the other grantors named therein, and RBS Citizens, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of , (the “Grant”) executed by Grantor. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Administrative Agent for the benefit of the Secured Parties pursuant to the Security Agreement, Grantor grants to the Administrative Agent for the benefit of the Secured Parties a security interest in all of Grantor’s right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] set forth on Schedule A annexed hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, Grantor has caused this IP Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date hereof.

[GRANTOR]

By:
Title:

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SCHEDULE A

TO

IP SUPPLEMENT

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EXHIBIT VI TO

SECURITY AGREEMENT

[FORM OF COUNTERPART]

This COUNTERPART (this “Counterpart”), dated as of             ,         is delivered pursuant to Section 21 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of June 27, 2013 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the “Security Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Hexcel Corporation, the other Grantors named therein, and RBS Citizens, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 21 thereof and agrees to be bound by all of the terms thereof.

Without limiting the generality of the foregoing, the undersigned hereby:

(i) authorizes the Administrative Agent to add the information set forth on the Schedules to this Counterpart to the correlative Schedules attached to the Security Agreement;1

(ii) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

(iii) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

[1]	The Schedules to the Counterpart should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.

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